Major Customer and Concentration of Credit Risk	12 Months Ended
Dec. 31, 2016
Risks and Uncertainties [Abstract]
Major Customer and Concentration of Credit Risk
Major Customers and Concentration of Credit Risk

MPC accounted for 41 percent, 82 percent and 90 percent of the Partnership’s total revenues and other income for 2016, 2015 and 2014, respectively, excluding revenues attributable to volumes shipped by MPC under joint tariffs with third parties, which are treated as third-party revenue for accounting purposes.

A second customer accounted for 11 percent of the Partnership’s total revenues and other income for 2016. Revenues from this customer are from product sales, gathering, processing and fractionation services in the G&P segment. As of December 31, 2016, the Partnership had $59 million of accounts receivable from this customer.

The Partnership has a concentration of trade receivables due from customers in the same industry, MPC, integrated oil companies, independent refining companies and other pipeline companies. These concentrations of customers may impact the Partnership’s overall exposure to credit risk as they may be similarly affected by changes in economic, regulatory and other factors. The Partnership manages its exposure to credit risk through credit analysis, credit limit approvals and monitoring procedures, and for certain transactions, it may request letters of credit, prepayments or guarantees.